2009 First-Quarter Results 23 April 2009 Exhibit 99.3

Philip Morris International

Introduction
Introduction
Unless otherwise stated, we will be talking about
results in the first quarter 2009 and comparing them
with the same period in 2008
References to volumes are for PMI shipment data
Industry volume and market shares are sourced from
A.C. Nielsen, other third party sources and internal
estimates
Net revenues exclude excise taxes
Data tables showing adjustments to revenues and
Operating Companies Income (“OCI”) for currency
and acquisitions are at the end of this presentation

Philip Morris International

Forward-Looking and Cautionary Statements
Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-
looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to
publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors”
in PMI’s Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.

Philip Morris International 4 2009 First-Quarter Results 2009 First-Quarter Results Strong business momentum continues Source: PMI Financials

Philip Morris International

2009 First-Quarter Results
2009 First-Quarter Results
Strong business momentum continues
Net revenues up 3.9% excluding acquisitions and
currency:
–
driven by pricing
Source: PMI Financials

Philip Morris International

2009 First-Quarter Results
2009 First-Quarter Results
Strong business momentum continues
Net revenues up 3.9% excluding acquisitions and
currency
OCI up 6.2% excluding acquisitions and currency:
–
strong performances in EEMA and Asia Regions
–
2.3% decrease in EU Region, driven by Poland and Germany
Source: PMI Financials

Philip Morris International

2009 First-Quarter Results
2009 First-Quarter Results
Strong business momentum continues
Net revenues up 3.9% excluding acquisitions and
currency
OCI up 6.2% excluding acquisitions and currency
Reported diluted EPS down 6.3% to 74 cents
Diluted EPS up 10 cents, or 12.7%, excluding currency
Source: PMI Financials

Philip Morris International 8 Focus Topics Focus Topics Consumer trends in emerging markets Pricing Currency

Philip Morris International

Russia
Russia
Signs of consumer down-trading due to economic
situation and price increases
Weak oil and metal prices hurting the economy
PMI volume stable and share up in Q1, 2009
Pricing driving double digit increase in local currency
profitability
Source: PMI Financials and A.C. Nielsen

Philip Morris International

Ukraine
Ukraine
Significant economic upheaval
PMI volume up 0.7% in the first quarter
PMI share up 1.1pp to 35.8% in Q1, 2009, driven by
Parliament
and Chesterfield
Significant increase in excise taxes in May could lead
to consumer down-trading
PMI has excellent momentum and broad portfolio
Source: PMI Financials and A.C. Nielsen

Philip Morris International

Indonesia
Indonesia
No consumer down-trading
PMI volume up 2.8% in Q1, 2009
Improved consumer confidence and stable
unemployment
Fastest growing segment is machine-made lighter-
tasting kreteks, led by PMI’s A Mild
Pricing boosting profitability
Source: PMI Financials and A.C. Nielsen

Philip Morris International

Argentina
Argentina
Continued consumer uptrading
PMI volume increased by 1.2% in Q1, 2009
PMI share up 2.7pp to 72.2% on a 3 month moving
average basis through the end of January (latest
available)
Pricing helping to improve profitability
Minimum Excise Tax introduced in February
Source: PMI Financials and GIMS

Philip Morris International

Pricing
Pricing
Since October 2008, PMI has increased prices notably
in:
PMI has announced to the trade plans to increase
prices in Germany in June by €0.20 across the board
Argentina
Canada
Colombia
Mexico
Australia
Indonesia
Pakistan
Philippines
Romania
Russia
Serbia
Turkey
Ukraine
Czech Rep.
Greece
Italy
Spain
UK
LA & Canada Asia EEMA EU
Source: PMI

Philip Morris International

Pricing
Pricing
Pricing variance in Q1, 2009, was $358 million
Largest quarterly pricing variance ever
Pricing variance in Q1, 2009, higher than for the full
year 2006
Source: PMI Financials

Philip Morris International

Currency and Guidance
Currency and Guidance
First-quarter results adversely impacted by currency:
–
net revenues $700 million
–
OCI $400 million
–
EPS 15 cents
Currency environment slightly more favorable at
present but remains very volatile
If current exchange rates prevail, we anticipate to be
at the upper end of our February guidance
We are confident in achieving our 2009 constant
currency EPS targeted growth rate of 10-14%
Source: PMI Financials

Philip Morris International

2009 First-Quarter Volume: PMI
2009 First-Quarter Volume: PMI
Volume reached 203 billion units:
–
stable versus Q1, 2008
–
down 1.1% excluding acquisitions
–
stable excluding acquisitions on a per selling day basis
Source: PMI Financials

Philip Morris International

2009 First-Quarter Volume: EU
2009 First-Quarter Volume: EU
Volume down 3.7% driven primarily by:
–
a sharp contraction of the Polish market
–
slight share erosion in Italy, compounded by trade inventory distortions
PMI market share in EU Region of 38.4%, down 0.3pp
Stable share trend in France, Germany and Spain
Source: PMI Financials and GIMS

Philip Morris International

2009 First-Quarter Volume: EEMA
2009 First-Quarter Volume: EEMA
Volume was down 0.3% vs. 2008, but up 0.8% on a per
selling day basis:
–
10.5% decline in duty-free volume reflecting reduced travel
Volume and share gains notably in Algeria, Egypt and
Turkey
Market share gains also in Bulgaria, Croatia, Romania,
Russia and Ukraine
Source: PMI Financials, A.C. Nielsen and GIMS

Philip Morris International

2009 First-Quarter Volume: Asia
2009 First-Quarter Volume: Asia
Volume up 2.2%, driven by:
–
record market share of 13.8% in Korea
–
continued volume growth in Indonesia
–
a favorable distributor inventory movement in Japan due to
the resourcing of production from the USA to Europe
PMI share of 23.9% in Japan thanks to strong
performance of Marlboro
Source: PMI Financials, Tobacco Institute of Japan and GIMS

Philip Morris International

2009 First-Quarter Volume: LA & Canada
2009 First-Quarter Volume: LA & Canada
Volume up 4.4%, boosted by acquisition of Rothmans
Inc. in Canada
Excluding acquisitions, volume down 4.7% due to:
–
targeted inventory reductions and reduced consumer
demand in Colombia
–
impact of price increases on industry volume in Mexico
PMI share in Mexico reached 69.2%, up 2.3pp
Source: PMI Financials and GIMS

Philip Morris International 21 PMI Brand Performance PMI Brand Performance Parliament volume up 5.9%: – strong growth in Korea, Russia, Turkey and Ukraine Source: PMI Financials

Philip Morris International

PMI Brand Performance
PMI Brand Performance
Parliament
volume up 5.9%
Marlboro
volume down 2.4%:
–
lower industry volume in EU Region
–
0.4 share point decline in EU Region
–
reduced duty-free sales
–
softening of premium segment in Russia
Source: PMI Financials, A.C. Nielsen and GIMS

GOLD
Marlboro
EDGE
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

FILTER CIGARETTES
GOLD
Marlboro
ORIGINAL
Rauchen kann tödlich sein

FILTER CIGARETTES
GOLD
Marlboro
ADVANCE
Fumer tue

Philip Morris International 23 Marlboro Marlboro Gold Gold

BLACK MENTHOL
Marlboro
喫煙は、あなたにとって肺がんの原因の一つとなります。
疫学的な推計によると、喫煙者は肺がんにより死亡する危険性が非喫煙者に比べて約２倍から４倍高くなります。
(詳細については、厚生労働省のホーム・ページ www.mhlw.go.jp/topics/tobacco/main.html をご参照ください。)

Philip Morris International

Marlboro
Marlboro
Black Menthol
Black Menthol
Source: PMI Financials and Tobacco Institute of Japan
In Q1, Marlboro
achieved a
10.4% market share in
Japan, up 0.5pp
Marlboro Black Menthol
achieved a 1.0% market
share in Japan in Q1
PMI has stabilized its share
of the growing menthol
segment in Japan at 44.9%
in Q1
Now launched in Hong
Kong and Indonesia

Philip Morris International

PMI Brand Performance
PMI Brand Performance
Parliament
volume up 5.9%
Marlboro
volume down 2.4%
Chesterfield
volume up 0.4%:
–
strong performance in EU Region
Source: PMI Financials

Philip Morris International

PMI Brand Performance
PMI Brand Performance
Parliament
volume up 5.9%
Marlboro
volume down 2.4%
Chesterfield
volume up 0.4%
L&M
volume down 0.5%:
–
improved performance outside Russia
–
fastest growing brand in Germany
–
# 2 brand in the EU Region behind Marlboro
Source: PMI Financials and GIMS

Philip Morris International

PMI Brand Performance
PMI Brand Performance
Parliament
volume up 5.9%
Marlboro
volume down 2.4%
Chesterfield
volume up 0.4%
L&M
volume down 0.5%
Combined volume of Bond Street, Next, and Red &
White
up 1.5%
Source: PMI Financials

Philip Morris International

2008, Q1, Volume
49%
29%
22%
PMI Volume by Price Segment
PMI Volume by Price Segment
Premium
Low
Mid
Note: Price segmentation by brand on a global basis; excludes Rothmans Inc. brands.
Source: PMI Financials
2009, Q1, Volume
Low
Mid
Premium
49%
29%
22%

Philip Morris International

Cash Flow and Balance Sheet
Cash Flow and Balance Sheet
Free cash flow in Q1, 2009, was $1.3 billion, in line
with Q1, 2008:
–
lower capital expenditures
–
working capital requirements under control
–
unfavorable currency impact on net earnings
Balance sheet and liquidity position remain very
strong
Additional Euro 2.0 billion and CHF 0.5 billion in
bonds issued during the first quarter
Weighted average cost of long-term debt of 5.6%
Note: Free cash flow is defined as operating cash flow ($1,427 million) minus capital expenditures ($145 million)
Source: PMI Financials and PMI Treasury

Philip Morris International 30 Shareholder Returns Shareholder Returns Willing to surpass target dividend pay-out ratio of 65% Share repurchases totaled $1.3 billion in Q1, 2009

Philip Morris International

Conclusions
Conclusions
Tobacco sector resilient
PMI has best brand portfolio and geographic balance
Innovation and new Marlboro
architecture
Prices increased across broad range of markets
Manageable excise tax and regulatory environment
Cost savings programs on track
Currency headwinds in the short-term
Substantial cash flows and excellent liquidity
Dividends and share repurchases
On track to achieve currency neutral targets in 2009

Questions & Answers

Philip Morris International

Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
(1)  As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
For the Quarters Ended March 31,
Adjustments for the Impact of Currency and Acquisitions
(in millions)
(Unaudited)
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported
Net
Revenues
excluding
Excise
Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
6,050 $        (4,063) $   1,987 $         (251) $         2,238 $         16 $         2,222 $         European Union 6,697 $         (4,451) $   2,246 $         (11.5)% (0.4)% (1.1)%
2,831           (1,379)      1,452
(312)
1,764
-
1,764            EEMA 3,283            (1,621)      1,662            (12.6)% 6.1% 6.1%
2,857           (1,267)      1,590
(49)
1,639
-
1,639            Asia 2,976            (1,473)      1,503            5.8% 9.0% 9.0%
1,548           (980)         568               (85) 653               124 529               Latin America & Canada 1,398            (888)         510               11.4% 28.0% 3.7%
13,286 $      (7,689) $   5,597 $         (697) $         6,294 $         140 $       6,154 $         PMI Total 14,354 $       (8,433) $   5,921 $         (5.5)% 6.3% 3.9%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acqusitions
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
967 $           (184) $         1,151 $         11 $         1,140 $         European Union 1,167 $         (17.1)% (1.4)% (2.3)%
586              (201) 787 - 787               EEMA 680               (13.8)% 15.7% 15.7%
661
19 642 -
642               Asia 550               20.2% 16.7% 16.7%
155
(35) 190 55
135               Latin America & Canada 149               4.0% 27.5% (9.4)%
2,369 $
(401) $
2,770 $
66 $         2,704 $
PMI Total 2,546 $         (7.0)% 8.8% 6.2%
2009 2008
(1)
% Change on Reported Net Revenues
excluding Excise Taxes
2009 2008
(1)
% Change on Reported Operating
Companies Income

Philip Morris International

Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income
For the Quarters Ended March 31,
(in millions)
(Unaudited)
(1) As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acqusitions
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
967 $          (1) $               968 $          (184) $      1,152 $       11 $      1,141 $          European Union 1,167 $        (8) $              1,175 $       (17.6)% (2.0)% (2.9)%
586             -                     586             (201)         787             -           787                EEMA 680              (1)                 681             (14.0)% 15.6% 15.6%
661             -                     661             19            642             -           642                Asia 550              (14)               564             17.2% 13.8% 13.8%
155             -                     155             (35)           190             55         135                Latin America & Canada 149              -                   149             4.0% 27.5% (9.4)%
2,369 $       (1) $               2,370 $       (401) $      2,771 $       66 $      2,705 $          PMI Total 2,546 $        (23) $            2,569 $       (7.7)% 7.9% 5.3%
2009 2008
(1)
% Change on Adjusted Operating
Companies Income

Philip Morris International

Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
(1) As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
2009 2008 % Change
Reported Diluted EPS
(1)
0.74 $                    0.79 $              (6.3)%
Adjustments:
Asset impairment and exit costs - 0.01
Adjusted Diluted EPS
0.74 $                    0.80 $              (7.5)%
Add:
Currency Impact 0.15
Adjusted Diluted EPS, Excluding Currency 0.89 $                    0.80 $              11.3%
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Quarters Ended March 31,
(Unaudited)

Philip Morris International

Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
(1) As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
2009 2008 % Change
Reported Diluted EPS
(1)
0.74 $                    0.79 $              (6.3)%
Add:
Currency Impact 0.15
Reported Diluted EPS, Excluding Currency
0.89 $                    0.79 $              12.7%
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Quarters Ended March 31,
(Unaudited)

Philip Morris International

$ 2,524 $ 2,320 Operating Income
(34)
(15)
$ 2,369

661

$ 967
First Quarter 2009
(13) General corporate expenses
(9) Amortization of intangibles
149 Latin America & Canada
$ 2,546 Operating Companies Income
550 Asia
680 EEMA
$ 1,167 EU
First Quarter 2008
Reconciliation of Non-GAAP Measures
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Operating Income
For the Quarters Ended March 31
Source: PMI Financials